                               WAMMS 02-MS11 (gp3)
                           Whole Loan 30YR Fixed-Rate

Deal Size                            $31mm approx.

GWAC                                 6.290% +/-10bps

WAM                                  358 +/- 2 months

California                           29% approx.

Prepay Penalty                       100%

Avg Loan Balance                     $417k approx.

WA LTV                               70.00% approx.

Property Type:  SF/PUD               94.5% approx.

Doc Type:       Full/Alt             85.5% approx.

WA FICO                              722 approx.

AAA Ratings                          2 of 3 (S&P, Moodys. Fitch)

Estimated Subordination Level        3.25% approx.

Pricing Speed                        300% PSA

Settlement Date                      12/30/02

Master Servicer/Bond Administrator   Washington Mutual Mortgage Securities Corp

                            All numbers approximate.
                   All tranches subject to 10% size variance.

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

                                  WAMMS 02-MS11
                        Whole Loan 30YR Fixed-Rate (gp2)

Deal Size                            $335mm approx.

GWAC                                 6.457% +/-10bps

WAM                                  357 +/- 2 months

Cal                                  50.00% max.

Avg Loan Balance                     $458k approx.

WA LTV                               66.00% approx.

Loan Purpose:   Purchase             19.4% approx.
                Rate Term Refi       56.9% approx.
                Cash-Out Refi        23.8% approx.

Property Type:  SF/Pud               96.4% approx.
                Other                3.6% approx.

Doc Type:       Full/Alt             89.7% approx.
                Reduced              10.3% approx.

Occupancy:      Primary              98.6% approx.

WA FICO                              734 approx.

AAA Ratings                          2 of 3 (S&P, Moodys. Fitch)

Estimated Subordination Level        3.25% approx.

Pricing Speed                        300% PSA

Settlement Date                      12/30/02

Master Servicer/Bond Administrator   Washington Mutual Mortgage Securities Corp

                            All numbers approximate.
                    All tranches subject to 5% size variance.

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

                                  WAMMS 02-MS11
                        Whole Loan 15YR Fixed-Rate (gp1)

Deal Size                            $182mm approx.

GWAC                                 6.03% +/-15bps

WAM                                  178 +/- 2 months

Cal                                  30.00% approx.

Avg Loan Balance                     $480k approx.

WA LTV                               60.00% approx.

Primary Occupancy                    95.0% approx.

WA FICO                              730 approx.

AAA Ratings                          2 of 3 (S&P, Moodys. Fitch)

Estimated Subordination Level        1.25% approx.

Pricing Speed                        300% PSA


Settlement Date                      12/30/02

Clean up Call                        5%

Master Servicer/Bond Administrator   Washington Mutual Mortgage Securities Corp

                            All numbers approximate.
                   All tranches subject to 10% size variance.

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

                               WAMMS 02-MS11(gp4)
                           Whole Loan 30YR Fixed-Rate

Deal Size                                 $120mm approx.

GWAC                                      6.400% +/-10bps

WAM                                       358 +/- 2 months

Geography                            CA   100.00% approx.

Avg Loan Balance                          &467k approx.

WA LTV                                    67.00% approx.

Loan Purpose:   Purchase                  26.5% approx.
                Rate/Term Refi            61.8% approx.
                Cash-Out Refi             11.7% approx.

Property Type:  SF/PUD                    94.7% approx.
                Other                     5.3% approx.

Doc Type:       Full/Alt                  84.1% approx.
                Reduced                   15.9% approx.

Occupancy:      Primary                   99.3% approx.
                Secondary                 0.7% approx.

WA FICO                                   734 approx.

AAA Ratings                               2 of 3 (S&P, Moodys. Fitch)

Estimated Subordination Level             3.50% approx.

Pricing Speed                             300% PSA

Settlement Date                           12/30/02

Master Servicer/Bond Administrator   Washington Mutual Mortgage Securities Corp

                            All numbers approximate.
                   All tranches subject to 10% size variance.

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.